Exhibit 4.11

-------------------------------------------------------------------------------







                          RCN CORPORATION, as Issuer

                                      and

                     THE CHASE MANHATTAN BANK, as Trustee


                        ------------------------------



                                   INDENTURE

                                Dated as of


                        ------------------------------








          Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture, dated as of

  Trust Indenture                       Indenture
    Act Section                         Section
  ---------------                       ---------
    ss. 310(a)(1)                       6.05, 6.09
           (a)(2)                       6.05, 6.09
           (a)(3)                       6.05
           (a)(4)                       6.05
           (b)                          6.05, 6.08,
                                        6.10
    ss. 311(a)                          6.07
           (b)                          6.07
           (c)                          Not
                                        Applicable
    ss. 312(a)                          3.06, 7.01
           (b)                          7.02
           (c)                          7.02
    ss. 313(a)                          7.03
           (b)                          7.03
           (c)                          7.03
           (d)                          7.03
    ss. 314(a)                          7.04, 10.09
           (b)                          Not
                                        Applicable
           (c)(1)                       1.04, 4.04,
                                       10.05
           (c)(2)                       1.04, 4.04,
                                       10.05

           (d)                          Not
                                        Applicable
    ss. 315(a)                          6.01(a),
                                       10.05
           (b)                          6.02
           (c)                          6.01(b)
           (d)                          6.01(c)
           (e)                          5.14
    ss. 316(a) (last sentence)          3.15

           (a)(1)(A)                    5.12
           (a)(1)(B)                    5.13
           (a)(2)                       Not
                                        Applicable
           (b)                          5.08
    ss. 317(a)(1)                       5.03
           (a)(2)                       5.04
           (b)                         10.03
    ss. 318(a)                          1.08

                               TABLE OF CONTENTS

                            ----------------------

                                                                                             PAGE
                                                                                             ----
                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION



SECTION 1.01.    Definitions....................................................................1
SECTION 1.02.    Other Definitions..............................................................8
SECTION 1.03.    Rules of Construction..........................................................9
SECTION 1.04.    Form of Documents Delivered to Trustee.........................................9
SECTION 1.05.    Acts of Holders...............................................................10
SECTION 1.06.    Notices, etc., to the Trustee and the Company.................................11
SECTION 1.07.    Notice to Holders; Waiver.....................................................12
SECTION 1.08.    Conflict with Trust Indenture Act.............................................12
SECTION 1.09.    Effect of Headings and Table of Contents......................................13
SECTION 1.10.    Successors and Assigns........................................................13
SECTION 1.11.    Separability Clause...........................................................13
SECTION 1.12.    Benefits of Indenture.........................................................13
SECTION 1.13.    Governing Law.................................................................13
SECTION 1.14.    No Recourse Against Others....................................................13
SECTION 1.15.    Independence of Covenants.....................................................13
SECTION 1.16.    Exhibits......................................................................13
SECTION 1.17.    Counterparts..................................................................14
SECTION 1.18.    Duplicate Originals...........................................................14

                                   ARTICLE 2
                                SECURITY FORMS

SECTION 2.01.    Form and Dating...............................................................14

                                   ARTICLE 3
                                THE SECURITIES

SECTION 3.01.    Amount Unlimited; Issuable in Series..........................................14
SECTION 3.02.    Registrar and Paying Agent....................................................18
SECTION 3.03.    Execution and Authentication..................................................18
SECTION 3.04.    Denomination and Date of Securities; Payments of
                 Interest......................................................................20





                                                                                             PAGE
                                                                                             -----
SECTION 3.05.    Temporary Securities .........................................................21
SECTION 3.06.    Transfer and Exchange.........................................................21
SECTION 3.07.    Mutilated, Destroyed, Lost and Stolen.........................................25
SECTION 3.08.    Payment of Interest; Interest Rights Preserved................................26
SECTION 3.09.    Persons Deemed Owners.........................................................27
SECTION 3.10.    Cancellation..................................................................27
SECTION 3.11.    Computation of Interest.......................................................28
SECTION 3.12.    Legal Holidays................................................................28
SECTION 3.13.    CUSIP and CINS Numbers........................................................28
SECTION 3.14.    Paying Agent to Hold Money in Trust...........................................29
SECTION 3.15.    Treasury Securities...........................................................29
SECTION 3.16.    Deposits of Monies............................................................29
SECTION 3.17.    Book-entry Provisions for Global Securities...................................29
SECTION 3.18.    Series May Include Tranches...................................................31

                                   ARTICLE 4
                       DEFEASANCE OR COVENANT DEFEASANCE

SECTION 4.01.    Company's Option to Effect Defeasance or Covenant
                 Defeasance....................................................................31
SECTION 4.02.    Defeasance and Discharge......................................................32
SECTION 4.03.    Covenant Defeasance...........................................................32
SECTION 4.04.    Conditions to Defeasance or Covenant Defeasance...............................33
SECTION 4.05.    Deposited Money and U.S. Government Obligations To
                 Be Held in Trust; Other Miscellaneous Provisions..............................35
SECTION 4.06.    Reinstatement.................................................................36

                                   ARTICLE 5
                                   REMEDIES

SECTION 5.01.    Events of Default.............................................................36
SECTION 5.02.    Acceleration of Maturity Rescission Annulment.................................38
SECTION 5.03.    Collection of Indebtedness and Suits for Enforcement by Trustee...............39
SECTION 5.04.    Trustee May File Proofs of Claims.............................................39
SECTION 5.05.    Trustee May Enforce Claims Without Possession of Securities...................41


                                      ii

                                                                                             PAGE
                                                                                             ----

SECTION 5.06.    Application of Money Collected................................................41
SECTION 5.07.    Limitation on Suits...........................................................41
SECTION 5.08.    Unconditional Right of Holders to Receive Principal,
                 Premium and Interest..........................................................42
SECTION 5.09.    Restoration of Rights and Remedies............................................42
SECTION 5.10.    Rights and Remedies Cumulative................................................43
SECTION 5.11.    Delay or Omission Not Waiver..................................................43
SECTION 5.12.    Control by Majority...........................................................43
SECTION 5.13.    Waiver of past Defaults.......................................................43
SECTION 5.14.    Undertaking for Costs.........................................................44
SECTION 5.15.    Waiver of Stay, Extension or Usury Laws.......................................44
SECTION 5.16.    Unconditional Right of Holders to Receive Payment.............................45

                                   ARTICLE 6
                                  THE TRUSTEE

SECTION 6.01.    Certain Duties and Responsibilities...........................................45
SECTION 6.02.    Notice of Defaults............................................................46
SECTION 6.03.    Certain Rights of Trustee.....................................................46
SECTION 6.04.      Trustee Not Responsible for Recitals, Dispositions of
                 Securities or Application of Proceeds Thereof.................................48
SECTION 6.05.    Trustee and Agents May Hold Securities; Collections; Etc......................48
SECTION 6.06.    Money Held in Trust...........................................................48
SECTION 6.07.    Compensation and Indemnification of Trustee and Its
                   Prior Claim.................................................................48
SECTION 6.08.    Conflicting Interests.........................................................49
SECTION 6.09.    Corporate Trustee Required; Eligibility.......................................49
SECTION 6.10.    Resignation and Removal; Appointment of Successor
                   Trustee.....................................................................50
SECTION 6.11.    Acceptance of Appointment by Successor........................................51
SECTION 6.12.    Merger, Conversion, Amalgamation, Consolidation or
                   Succession to Business......................................................52

                                   ARTICLE 7
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.    Preservation of Information; Company To Furnish Trustee
                   Names and Addresses of Holders..............................................53
SECTION 7.02.    Communications of Holders.....................................................53

                                      iii



                                                                                             PAGE
                                                                                             ----
SECTION 7.03.    Reports by Trustee............................................................54
SECTION 7.04.    Reports by Company............................................................54

                                   ARTICLE 8
                  CONSOLIDATION, MERGER, SALE OF ASSETS, ETC

SECTION 8.01.    Company May Consolidate, Etc., Only on Certain Terms..........................55
SECTION 8.02.    Successor Substituted.........................................................55

                                            ARTICLE 9
                               SUPPLEMENTAL INDENTURES AND WAIVERS

SECTION 9.01.    Supplemental Indentures, Agreements and Waivers
                   Without Consent of Holders..................................................56
SECTION 9.02.    Supplemental Indentures, Agreements and Waivers with
                   Consent of Holders..........................................................57
SECTION 9.03.    Execution of Supplemental Indentures, Agreements and
                   Waivers.....................................................................58
SECTION 9.04.    Effect of Supplemental Indentures.............................................58
SECTION 9.05.    Conformity with Trust Indenture Act...........................................59
SECTION 9.06.    Reference in Securities to Supplemental Indentures............................59
SECTION 9.07.    Record Date...................................................................59
SECTION 9.08.    Revocation and Effect of Consents.............................................59

                                  ARTICLE 10
                                   COVENANTS

SECTION 10.01.   Payment of Principal, Premium and Interest...................................59
SECTION 10.02.   Maintenance of Office or Agency..............................................60
SECTION 10.03.   Money for Security Payments to Be Held.......................................61
SECTION 10.04.   Corporate Existence..........................................................62
SECTION 10.05.   Compliance Certificates and Opinions.........................................62

                                  ARTICLE 11
                          SATISFACTION AND DISCHARGE

SECTION 11.01.   Satisfaction and Discharge of Indenture......................................63
SECTION 11.02.   Application of Trust Money...................................................64


                                      iv


                                                                                             PAGE
                                                                                             ----
                                  ARTICLE 12
                                  REDEMPTION

SECTION 12.01.   Applicability of Article......................................................64
SECTION 12.02.   Notices to the Trustee........................................................65
SECTION 12.03.   Selection of Securities to Be Redeemed........................................65
SECTION 12.04.   Notice of Redemption..........................................................65
SECTION 12.05.   Effect of Notice of Redemption................................................67
SECTION 12.06.   Deposit of Redemption Price...................................................67
SECTION 12.07.   Securities Redeemed or Purchased in Part......................................67
SECTION 12.08.   Mandatory and Optional Sinking Funds..........................................68

         INDENTURE, dated as of ____ _, 199_, between RCN CORPORATION, a corporation incorporated under the laws of the State of Delaware (the "Company"), as issuer, and The Chase Manhattan Bank, a New York banking Corporation as trustee (the "Trustee").

                                   RECITALS

         The Company has duly authorized the issue from time to time of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"), up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary have been done to make this Indenture a valid agreement of each of the Company and the Trustee in accordance with the terms hereof.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchases of the Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective holders from time to time of the Securities or of any and all series thereof and of the coupons, if any, appertaining thereto as follows:

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.01.    Definitions.

         "Affiliate" of any specified person means any other person which, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern

Edition) and in the case of London, will, if practicable, be the Financial Times (London Edition) and published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York or London, as applicable. If it shall be impractical in the opinion of The Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

         "Bankruptcy Law" means Title 11, United States Code or any similar federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or the law of any other jurisdiction relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

         "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, receivership, winding-up, dissolution, "concordate" or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

         "Board" means the Board of Directors of the Company.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, regulation or executive order to close.

         "Common Stock" means, with respect to any person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such person's common stock whether outstanding at the Issue Date, and includes, without limitation, all series and classes of such common stock.

         "Company" means the person named as the "Company" in the first paragraph of this Indenture, until a successor person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice-Chairman, its Chief Executive Officer, its President or a Vice President, and by its Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 450 West 33rd Street, 15th Floor, New York, New York 10001-2697,
Attention: Global Trust Services or at any other time at such other address as the Trustee may designate from time to time by notice to the Securityholders.

         "Custodian" means any receiver, interim receiver, receiver and manager, receiver-manager, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law or any other law respecting secured creditors and the enforcement of their security or any other person with like powers whether appointed judicially or out of court and whether pursuant to an interim or final appointment.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Depository" means The Depository Trust Company, its nominees and successors.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

         "GAAP" means, at any date of determination, generally accepted accounting principles in effect in the United States and which are applicable as of the date of determination and which are consistently applied for all applicable periods.

         "Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Securities.

         "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

         "Holder" or "Securityholder" means a person in whose name a Security is registered in the Security Register with respect to Registered Securities and the bearer of any Unregistered Security or any coupon appertaining thereto, as the case may be.

         "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Indenture Obligations" means the obligations of the Company under this Indenture or under the Securities, to pay principal of, premium, if any, and interest on the Securities when due and payable, whether at maturity, by acceleration, call for redemption or repurchase or otherwise, and all other amounts due or to become due under or in connection with this Indenture or the Securities and the performance of all other obligations to the Trustee (including, but not limited to, payment of all amounts due the Trustee under Section 6.07 hereof) and the Holders of the Securities under this Indenture and the Securities, according to the terms thereof.

         "Interest Payment Date" means, when used with respect to any Security, the stated maturity of an installment of interest on such Security, as set forth in such Security.

         "Issue Date" means the relevant original date of issuance of the Securities of any series.

         "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A person shall be deemed to own subject to a Lien any property which such person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

         "Material Subsidiary" means any Subsidiary of the Company, which, at any date of determination, is a "Significant Subsidiary" (as that term is defined in Regulation S-X issued under the Securities Act).

         "Maturity Date" means, with respect to any Security, the date specified in such Security as the fixed date on which the principal of such Security is due and payable.

         "Moody's" means Moody's Investors Service.

         "Officer" means, with respect to the Company, the Chairman of the Board, a Vice Chairman, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer, of the Company and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel who may be counsel for the Company or the Trustee, and who shall be reasonably acceptable to the Trustee.

         "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02.

         "Outstanding" means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                   (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                   (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Affiliate thereof) in trust or set aside and segregated in trust by the Company or any Affiliate thereof (if the Company or such Affiliate shall act as Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                   (c) Securities with respect to which the Company has effected defeasance or covenant defeasance as provided in Article 4, to the extent provided in Sections 4.02 and 4.03 hereof; and

                   (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities of such series owned by the Company or any other obligor upon the Securities of such series or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. The Company shall notify the Trustee, in writing, when it repurchases or otherwise acquires Securities, of the aggregate principal amount of such Securities so repurchased or otherwise acquired. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. If the Paying Agent holds, in its capacity as such, on any Maturity Date or on any optional redemption date money sufficient to pay all accrued interest and principal with respect to such Securities payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Securities cease to be Outstanding and interest on them ceases to accrue. Securities may also cease to be Outstanding to the extent expressly provided in Article 4.

         "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

         "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Redemption Date" means, with respect to any Security of any series to be redeemed, the date fixed by the Company for such redemption pursuant to this Indenture and the Securities of such series.

         "Redemption Price" means, with respect to any Security of any series to be redeemed, the price fixed for such redemption pursuant to the terms of this Indenture and the Securities of such series.

         "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depository for such series in accordance with Section 3.03 and bearing the legend prescribed in
Section 3.03.

         "Registered Security" means any Security registered on the Security Register (as defined in Section 3.03).

         "Regular Record Date" means the Regular Record Date specified in the Securities.

         "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

         "SEC" means the Securities and Exchange Commission, as from time to time constituted, or if at any time after the execution of this Indenture such Commission is not existing and performing the applicable duties now assigned to it, then the body or bodies performing such duties at such time.

         "Securities" shall have the meaning specified in the recitals of this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Special Record Date" means, with respect to the payment of any Defaulted Interest, a date fixed by the Trustee pursuant to Section 3.08 hereof.

         "Subsidiary" means, with respect to any person, (i) any corporation of which the outstanding capital stock or other ownership interests having at least a majority of the votes entitled to be cast in the election of directors shall at the time be owned, directly or indirectly, by such person, or (ii) any other person of which at least a majority of voting interest is at the time, directly or indirectly, owned by such person.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended.

         "Trustee" means the person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Unregistered Security" means any Security other than a Registered Security.

         SECTION 1.02.    Other Definitions.


Defined in
Term                                                                 Section
----------                                                           -------
"Act"                                                                  1.05
"Agent Members"                                                        3.17
"covenant defeasance"                                                  4.03
"Defaulted Interest"                                                   3.08
"defeasance"                                                           4.02
"Defeased Securities"                                                  4.01
"Event of Default"                                                     5.01
"insolvent person"                                                     4.04
"Mandatory sinking fund payment"                                      12.08
"Optional sinking fund payment"                                       12.08
"Paying Agent" or "Agent"                                              3.02
"Physical Securities"                                                  3.17
"Registrar"                                                            3.02

"Security Register"                                                    3.06
"sinking fund payment date"                                           12.08
"surviving entity"                                                     8.01

         SECTION 1.03. Rules of Construction. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e) all references to "$" or "dollars" refer to the lawful currency of the United States of America; and

          (f) the words "include," "included" and "including" as used herein are deemed in each case to be followed by the phrase "without limitation."

         SECTION 1.04. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated, with proper identification of each matter covered therein, and form one instrument.

         SECTION 1.05. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution (as provided below in subsection (b) of this Section 1.05) of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
6.01 hereof) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          (c) The ownership of any Registered Securities shall be proved by the Security Register.

          (d) The Holder of any Unregistered Security and the Holder of any coupon shall be deemed and treated as the absolute owner of such Unregistered Security or coupon (whether or not such Unregistered Security or coupon shall be overdue). The fact of the holding by any Holder of an Unregistered Security, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities specified therein. The holding by the person named in any such certificate of any Unregistered Securities specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Securities shall be produced or (ii) the Security specified in such certificate shall be produced by some other Person, or (iii) the Security specified in such certificate shall have ceased to be outstanding. Subject to Article 6, the fact and date of the execution of any such instrument and the amount and numbers of Securities held by the Person so executing such instrument may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other manner which the Trustee may deem sufficient.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof to the same extent as the original Holder, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 1.06. Notices, etc., to the Trustee and the Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at the Corporate Trust Office, 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Global Trust Services or at any other address previously furnished in writing to the Holders and the Company by the Trustee; or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise expressly provided herein) hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at RCN Corporation, 105 Carnegie Center, Princeton, New Jersey, 08540-6215,

Attention: Chief Executive Officer, or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.07. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any Registered Securities and any Holders of Unregistered Securities who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Any notice or communication shall be sufficiently given to Holders of any Unregistered Securities, by publication at least once in an Authorized Newspaper in The City of New York, or with respect to any Security the interest on which is based on the offered quotations in the interbank Eurodollar market for dollar deposits at least once in an Authorized Newspaper in London. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 1.08. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

         If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

         SECTION 1.09. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.10. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.11. Separability Clause. In case any provision in this Indenture or in the Securities issued pursuant hereto shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.12. Benefits of Indenture. Nothing in this Indenture or in the Securities issued pursuant hereto, express or implied, shall give to any person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.13. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 1.14. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

         SECTION 1.15. Independence of Covenants. All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

         SECTION 1.16. Exhibits. All exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

         SECTION 1.17. Counterparts. This Indenture may be executed in any number of counterparts and by telecopier, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 1.18. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                                   ARTICLE 2
                                SECURITY FORMS

         SECTION 2.01. Form and Dating. The Securities of each series and the Trustee's certificate of authentication with respect thereto shall be in substantially such form or forms (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions or in one or more indentures supplemental hereto, in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements, not inconsistent with the provisions of this Indenture, placed thereon as may be required to comply with any applicable law or with the rules of the Depository, any clearing agency or any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. Unless otherwise so established, Unregistered Securities shall have coupons attached.

         The definitive Securities shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Each Security shall be dated the date of its issuance and shall show the date of its authentication. The terms and provisions contained in the Securities shall constitute, and are expressly made, a part of this Indenture.

                                            ARTICLE 3
                                          THE SECURITIES

         SECTION 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolution or one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series, subject to the last sentence of this Section 3.01,

           (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

           (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture and any limitation on the ability of the Company to increase such aggregate principal amount after the initial issuance of the Securities of that series (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, or upon redemption of, other Securities of the series pursuant hereto);

           (3) the date or dates on which the principal of the Securities of the series is payable (which date or dates may be fixed or extendible);

           (4) the rate or rates (which may be fixed or variable) per annum at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

           (5) if other than as provided in Section 10.02, the place or places where the principal of and any interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for exchange, notices, demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and notice to Holders may be published;

           (6) the right, if any, of the Company to redeem Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

           (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any of the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

           (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

           (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

          (10) if other than the coin or currency in which the Securities of the series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of the series shall be payable or if the amount of payments of principal of and/or interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

          (11) if other than the currency of the United States of America, the currency or currencies, including composite currencies, in which payment of the Principal of and interest on the Securities of the series shall be payable, and the manner in which any such currencies shall be valued against other currencies in which any other Securities shall be payable;

          (12) whether the Securities of the series or any portion thereof will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided herein, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

          (13) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

          (14) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

          (15) any trustees, depositaries, authenticating or paying agents, transfer agents or the registrar or any other agents with respect to the Securities of the series;

          (16) provisions, if any, for the defeasance of the Securities of the series (including provisions permitting defeasance of less than all Securities of the series), which provisions may be in addition to, in substitution for, or in modification of (or any combination of the foregoing) the provisions of Article 4;

          (17) if the Securities of the series are issuable in whole or in part as one or more Registered Global Securities, the identity of the Depository for such Registered Global Security or Securities;

          (18) any other events of default or covenants with respect to the Securities of the series; and

          (19) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series and coupons, if any, appertaining thereto shall be substantially identical, except in the case of Registered Securities as to date and denomination, and except as may otherwise be provided by or pursuant to the Board Resolution referred to above or as set forth in any such indenture supplemental hereto. All Securities of any of series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution or in any such indenture supplemental hereto and any forms and terms of Securities to be issued from time to time may be completed and established from time to time prior to the issuance thereof by procedures described in such Board Resolution or supplemental indenture.

         SECTION 3.02. Registrar and Paying Agent. The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Securities may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Securities may be presented for payment (the "Paying Agent" or "Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" or "Agent" includes any additional paying agent. The Company may act as its own Paying Agent.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 6.07 hereof.

         The Company initially appoints the Trustee as the Registrar and Paying Agent and agent for service of notices and demands in connection with the Securities. If, at any time, the Trustee is not the Registrar, the Registrar shall make available to the Trustee ten days prior to each Interest Payment Date and at such other times as the Trustee may reasonably request the names and addresses of the Holders as they appear in the Security Register.

         SECTION 3.03. Execution and Authentication. The Company shall approve the form of the Securities and any notation, legend or endorsement thereon. Each Security shall be dated the date of issuance and shall show the date of its authentication.

         The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign, and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Securities for the Company by manual or facsimile signature.

         If an Officer or Assistant Secretary whose signature is on a Security was an Officer or Assistant Secretary at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

         A Security (other than coupons) shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series having attached thereto appropriate coupons, if any, executed by the Company to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Company. In authenticating any Securities of a series, the Trustee shall be entitled to receive prior to the first authentication of any Securities of such series, and (subject to Article 6) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

                  (1) any Board Resolution and/or executed supplemental indenture referred to in Sections 2.01 and 3.03 by or pursuant to which the forms and terms of the Securities of that series were established;

                  (2) an Officers' Certificate setting forth the form or forms and terms of the Securities, stating that the form or forms and terms of the Securities of such series have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture; and

                  (3) an Opinion of Counsel substantially to the effect that the form or forms and terms of the Securities of such series have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture and that the supplemental indenture, to the extent applicable, and Securities have been duly authorized and, if executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, would be entitled to the benefits of the Indenture and would be valid and binding obligations of the

         Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors' rights generally, general principles of equity, and such other matters as shall be specified therein.

         If the Company shall establish pursuant to Section 3.01 that the Securities of a series or a portion thereof are to be issued in the form of one or more Registered Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued in such form and not yet canceled, (ii) shall be registered in the name of the Depository for such Registered Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or its custodian or pursuant to such Depository's instructions and (iv) shall bear a legend substantially to the effect of Exhibit A hereto.

         The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

         SECTION 3.04. Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 3.01 or, if not so established with respect to Securities of any series, in denominations of $1,000 and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the Officers of the Company executing the same may determine, as evidenced by their execution thereof.

         Each Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date, and such interest and shall be payable on the dates, established as contemplated by
Section 3.01.

         The person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding

(
                                      20
any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date for such series, in which case the provisions of Section 3.08 shall apply. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by
Section 3.01, or, if no such date is so established, the fifteenth day next preceding such interest payment date, whether or not such record date is a Business Day.

         SECTION 3.05. Temporary Securities. Until definitive Securities of any series are prepared and ready for delivery, the Company may execute and upon a Company Order the Trustee shall authenticate and deliver temporary Securities of such series. Temporary Securities of any series shall be substantially in the form of definitive Securities of such series, in any authorized denominations, but may have variations that the Company reasonably considers appropriate for temporary Securities of such series as conclusively evidenced by the Company's execution of such temporary Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of any series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series and tenor upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to
Section 10.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series and tenor and authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 3.06. Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 hereof being sometimes referred to herein as the "Security Register") in which, subject to such reasonable regulations as the Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby initially appointed Registrar for the purpose of registering Securities and transfers of Securities as herein provided.

         Unregistered Securities (except for any temporary global Unregistered Securities) and coupons (except for coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

         At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.02 and upon payment, if the Company shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise established pursuant to Section 3.01, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 10.02, with, in the case of Unregistered Securities that have coupons attached, all unmatured coupons and all matured coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise established pursuant to
Section 3.01, such Unregistered Securities may be exchanged for Unregistered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 10.02, with, in the case of Unregistered Securities that have coupons attached, all unmatured coupons and all matured coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         When Registered Securities are presented to the Registrar or a co-Registrar with a request from the Holder of such Securities to register the transfer or exchange for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that every Registered Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer or exchange in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. Whenever any Securities are so presented for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. No service charge shall be made to the Securityholder for any registration of transfer or exchange. The Company may require from the Securityholder payment of a sum sufficient to cover any transfer taxes or other governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to Section 9.06 hereof (in which events the Company will be responsible for the payment of all such taxes which arise solely as a result of the transfer or exchange and do not depend on the tax status of the Holder).

         Notwithstanding any other provision of this Section 3.06, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depository for such series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such series or a nominee of such successor Depository.

         If at any time the Depository for any Registered Global Securities of any series notifies the Company that it is unwilling or unable to continue as Depository for such Registered Global Securities or if at any time the Depository for such Registered Global Securities shall no longer be eligible under applicable law, the Company shall appoint a successor Depository eligible under applicable law with respect to such Registered Global Securities. If a successor Depository eligible under applicable law for such Registered Global Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of the Company's order for the authentication and delivery of definitive Registered Securities of such series and tenor, will authenticate and deliver Registered Securities of such series and tenor, in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Securities, in exchange for such Registered Global Securities.

         The Company may at any time and in its sole discretion determine that any Registered Global Securities of any series shall no longer be maintained in global form. In such event the Company will execute, and the Trustee, upon receipt of the Company's order for the authentication and delivery of definitive Registered Securities of such series and tenor, will authenticate and deliver, Registered Securities of such series and tenor in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Securities, in exchange for such Registered Global Securities.

         Any time the Registered Securities of any series are not in the form of Registered Global Securities pursuant to the preceding two paragraphs, the Company agrees to supply the Trustee with a reasonable supply of certificated Registered Securities without the legend required by Section 3.03 and the Trustee agrees to hold such Registered Securities in safekeeping until authenticated and delivered pursuant to the terms of this Indenture.

         If established by the Company pursuant to Section 3.01 with respect to any Registered Global Security, the Depository for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Registered Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to the Person specified by such Depository new Registered Securities of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

         (ii) to such Depository a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

         Registered Securities issued in exchange for a Registered Global Security pursuant to this Section 3.06 shall be registered in such names and in such authorized denominations as the Depository for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

         Notwithstanding anything herein or in the forms or terms of any Securities to the contrary, none of the Company, the Trustee or any agent of the Company or the Trustee shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Company (such as, for example, the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws. The Trustee and any such agent shall be entitled to rely on an Officers' Certificate or an Opinion of Counsel in determining such result.

         The Trustee shall not be required to exchange or register the transfer of any Security of any series for a period of 15 days immediately preceding the first mailing of notice of redemption of Securities of such series to be redeemed or of any Security of such series selected, called or being called for redemption except, in the case of any Security of any series where public notice has been given that such Security of such series is to be redeemed in part, the portion thereof not to be redeemed.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Any Holder of a beneficial interest in a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Securities may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book-entry system.

         SECTION 3.07. Mutilated, Destroyed, Lost and Stolen. If a mutilated Security of any series is surrendered to the Trustee or if the Holder of a Security of any series claims that the Security of such series has been lost, destroyed or wrongfully taken, the Company shall execute and upon a Company Order, the Trustee shall authenticate and deliver a replacement Security of such series and tenor and principal amount, bearing a number not contemporaneously outstanding if the Holder of such Security of such series furnishes to the Company and to the Trustee evidence reasonably acceptable to them of the ownership and the destruction, loss or theft of such Security of such series and an indemnity bond shall be posted by such Holder, sufficient in the judgment of the Company or the Trustee, as the case may be, to protect the Company, the Trustee or any Agent from any loss that any of them may suffer if such Security is replaced. The Company may charge such Holder for the Company's expenses in replacing such Security of such series (including (i) expenses of the Trustee charged to the Company and (ii) any tax or other governmental charge that may be imposed) and the Trustee may charge the Company for the Trustee's expenses in replacing such Security of such series.

         Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.08. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as provided in this subsection (a). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this subsection (b), such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.09. Persons Deemed Owners. Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name any Registered Security is registered in the Security Register, the person who holds any Unregistered Security and the person who holds any coupon as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.08 hereof) interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 3.10. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer or exchange, redemption or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section
3.10 hereof, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall timely direct that the canceled Securities be returned to it. The
Trustee shall provide the Company a list of all Securities that have been canceled from time to time as requested by the Company.

         SECTION 3.11. Computation of Interest. Interest on the Securities shall be computed as provided for in the applicable supplemental Indenture.

         SECTION 3.12. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or stated maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal, premium, if any, or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or at the stated maturity, as the case may be. In such event, no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or stated maturity, as the case may be, to the next succeeding Business Day and, with respect to any Interest Payment Date, interest for the period from and after such Interest Payment Date shall accrue with respect to the next succeeding Interest Payment Date.

         SECTION 3.13. CUSIP and CINS Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and if so, the Trustee shall use the CUSIP or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP or CINS number, as the case may be, printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee in writing of any change in the CUSIP or CINS number of any type of Securities.

         SECTION 3.14. Paying Agent to Hold Money in Trust. Each Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Securities, and shall notify the Trustee of any default by the Company in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Company at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Event of Default, upon a Company Order to the Paying Agent, require such Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

         SECTION 3.15. Treasury Securities. In determining whether the Holders of the required aggregate principal amount of Securities of any series have concurred in any direction, waiver, consent or notice, Securities of such series owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of such series which a Responsible Officer of the Trustee actually knows are so owned shall be so considered. The Company shall notify the Trustee, in writing, when it or any of its Affiliates repurchases or otherwise acquires Securities of such series, of the aggregate principal amount of such Securities of such series so repurchased or otherwise acquired.

         SECTION 3.16. Deposits of Monies. Prior to 1:00 p.m. New York City time on each Interest Payment Date and maturity date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date and maturity date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date and maturity date, as the case may be.

         SECTION 3.17.    Book-entry Provisions for Global Securities.

          (a) The Global Securities of any series initially shall (i) be registered in the name of the Depository or the nominee of such Depository,
(ii) be delivered to
the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit A.

         Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security of any series held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security of such series, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security of such series for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

          (b) Transfers of Global Securities of any series shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Securities issued in permanent certificated form ("Physical Securities") shall be transferred to all beneficial owners, in exchange for their beneficial interests in Global Securities of such series if
(i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for any Global Security, or that it will cease to be a "Clearing Agency" under the Exchange Act, and in either case a successor Depository is not appointed by the Company within 90 days of such notice or
(ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depository to issue Physical Securities.

          (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security of any series to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount at maturity of the Global Security of such series in an amount equal to the principal amount at maturity of the beneficial interest in the Global Security of such series to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of such series and tenor and principal amount of authorized denominations.

          (d) In connection with the transfer of Global Securities of any series as an entirety to beneficial owners pursuant to paragraph (b), the Global Securities of such series shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities of such series , an equal aggregate principal amount at maturity of Physical Securities of such series and tenor of authorized denominations.

          (e) The Holder of any Global Security of any series may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         SECTION 3.18. Series May Include Tranches. A series of Securities may include one or more tranches (each a "tranche") of Securities, including Securities issued on a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of this Indenture, with respect to Sections 3.01, 3.03 (other than the sixth paragraph thereof) through 3.07,
4.01 through 4.06, 5.01 through 5.16, 9.02, 10.02, 11.01, 11.02 and 12.01 through 12.08, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section 3.01. In particular, and without limiting the scope of the next preceding sentence, any of the provisions of such sections which provide for or permit action to be taken with respect to a series of Securities shall also be deemed to provide for and permit such action to be taken instead only with respect to Securities of one or more tranches within that series (and such provisions shall be deemed satisfied thereby), even if no comparable action is taken with respect to Securities in the remaining tranches of that series.


                                   ARTICLE 4
                       DEFEASANCE OR COVENANT DEFEASANCE

         SECTION 4.01. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 4.02 or Section
4.03 hereof be applied to all of the Outstanding Securities of any series (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article 4.

         SECTION 4.02. Defeasance and Discharge. Upon the Company's exercise under Section 4.01 hereof of the option applicable to this Section 4.02, the Company shall be deemed to have been discharged from its obligations with respect to the Defeased Securities of any series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Defeased Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, and, upon Company Request, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities of such series to receive, solely from the trust fund described in Section 4.04 hereof and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due
(b) the Company's obligations with respect to such Defeased Securities of such series under Sections 3.05, 3.06, 3.07, 10.02 and 10.03 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Sections 4.05 and
6.07 hereof, and (d) this Article 4. Subject to compliance with this Article 4, the Company may exercise its option under this Section 4.02 notwithstanding the prior exercise of its option under Section 4.03 hereof with respect to the Securities.

         SECTION 4.03. Covenant Defeasance. Upon the Company's exercise under
Section 4.01 hereof of the option applicable to this Section 4.03, the Company shall be released from its obligations under any covenant or provisions contained in Article 10 hereof (other than Sections 10.01 through 10.04 hereof), the provisions of clause (c) of Section 8.01 shall not apply, with respect to the Defeased Securities of any series, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities of such series shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(c) or 5.01(f) hereof, but, except as specified above, the remainder of this Indenture and such Defeased Securities of such series shall be unaffected thereby.

         SECTION 4.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 4.02 or
Section 4.03 hereof to the Defeased Securities of any series:

               (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 hereof who shall agree to comply with the provisions of this Article 4 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) money in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal, premium, if any, and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (c) a combination thereof, in any such case, sufficient without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, the principal of, premium, if any, and interest on the Defeased Securities of such series at the stated maturity of such principal or installment of principal, premium, if any, or interest or (if the Company has made irrevocable arrangements satisfactory to such Trustee for the giving of notice of redemption by such Trustee in the name and at the expense of the Company) the redemption date thereof, as the case may be, in accordance with the terms of the Indenture and the Securities of such series; provided, however, that the Trustee shall have been irrevocably instructed to apply such cash or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities of such series;

               (2) No Default with respect to the Outstanding Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as Section 4.02 hereof is concerned, at any time during the period ending on the ninety-first day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period) no Default relating to Section 5.01(d), 5.01(e) or 5.01(f) hereof;

               (3) Neither the Company nor any Subsidiary of the Company is an "insolvent person" within the meaning of any applicable Bankruptcy Law on the date of such deposit or at any time during the period ending on the ninety-first day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

               (4) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest in violation of Section 6.08 hereof and for purposes of the Trust Indenture Act with respect to any securities of the Company;

               (5) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

               (6) In the case of an election under Section 4.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge to be effected with respect to the Securities of such series and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

               (7) In the case of an election under Section 4.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of the deposit and covenant defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred;

               (8) The Company shall have delivered to the Trustee, an Opinion of Counsel to the effect that, immediately following the ninety-first day after the deposit, the trust funds established pursuant to this Article will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally under any applicable U.S. Federal or state law;

               (9) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 4.02 or 4.03 hereof was not made by the Company with the intent of preferring the Holders over the other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others;

              (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent (other than conditions requiring the passage of time) provided for relating to either the defeasance under Section
         4.02 or the covenant defeasance under Section 4.03 (as the case may be) have been complied with as contemplated by this Section 4.04; and

              (11) Such defeasance or covenant defeasance shall not result in a trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under the Act or exempt from registration thereunder.

         Opinions required to be delivered under this Section may have such qualifications as are customary for opinions of the type required and reasonably acceptable to the Trustee.

         SECTION 4.05. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions.

         Subject to the proviso of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 4.05, the "Trustee") pursuant to Section 4.04 in respect of the Defeased Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company) as the Trustee may determine, to the Holders of such Securities of such series of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee, its officers, directors and agents and hold such harmless against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.04 or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities of such series.

         Anything in this Article 4 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 4.04 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

         SECTION 4.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section
4.02 or 4.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.02 or 4.03 hereof, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money and U.S. Government Obligations in accordance with
Section 4.02 or 4.03 hereof, as the case may be; provided, however, that if the Company makes any payment of principal, premium, if any, or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities of such series to receive such payment from the money and U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE 5
                                   REMEDIES

         SECTION 5.01. Events of Default. "Event of Default," wherever used herein, means with respect to the Securities of any series any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of interest on the Securities of such series when it becomes due and payable and continuance of such default for a period of 30-days or more; or

          (b) default in the payment of the principal of, or premium, if any, on the Securities of such series when due; or

          (c) default in the performance, or breach, of any covenant under
Article 8 or Article 10 of this Indenture (other than defaults specified in clause (a) or (b) above), and continuance of such default or breach for a period of 30 days or more after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities of such series (in each case, when such notice is deemed received in accordance with this Indenture); or

          (d) the Company or any Material Subsidiary of the Company pursuant to or under or within the meaning of any Bankruptcy Law;

               (i) commences a voluntary case or proceeding;

              (ii) consents to the making of a Bankruptcy Order in an involuntary case or proceeding or the commencement of any case against it;

             (iii) consents to the appointment of a Custodian of it or for any substantial part of its property;

              (iv) makes a general assignment for the benefit of its creditors;

               (v) files an answer or consent seeking reorganization or relief;

              (vi) shall admit in writing its inability to pay its debts generally; or

             (vii) consents to the filing of a petition in bankruptcy; or

          (e) a court of competent jurisdiction in any involuntary case or proceeding enters a Bankruptcy Order against the Company or any Material Subsidiary, and such Bankruptcy Order remains unstayed and in effect for 60 consecutive days; or

          (f) any other Event of Default established pursuant to Section 3.01 with respect to the Securities of such series occurs.

         SECTION 5.02. Acceleration of Maturity Rescission Annulment. If an Event of Default (other than an Event of Default specified in clause (d) or (e) of Section 5.01 with respect to the Company) with respect to the Securities of any series occurs and is continuing, then the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series may, by written notice, and the Trustee upon the request of the holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall, declare the entire principal amount of (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to Section 3.01) all Outstanding Securities of such series, and the interest accrued thereon, if any, to be immediately due and payable and upon any such declaration such amounts shall become immediately due and payable. If an Event of Default specified in clause (d) or (e) of Section 5.01 with respect to the Company occurs and is continuing, then the principal amount of (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to Section 3.01) all Outstanding Securities of such series shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         After a declaration of acceleration or any ipso facto acceleration as related to clause (d) or (e) of Section 5.01, the holders of a majority in aggregate principal amount of the Outstanding Securities of such series may, by notice to the Trustee, rescind such declaration of acceleration and its consequences if all existing Events of Default, other than nonpayment of the principal of and accrued and unpaid interest on, the Securities of such series that has become due solely as a result of such acceleration, have been cured or waived and if the rescission of acceleration would not conflict with any judgment or decree.

         For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

         SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if an Event of Default specified in Sections 5.01(a) or 5.01(b) shall have occurred and be continuing with respect to the Securities of any series, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series, the whole amount then due and payable on such Securities of such series for principal, premium, if any, and interest, with interest upon the overdue principal, premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate then borne by the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but is not obligated under this paragraph to, institute a judicial proceeding for the collection of the sums so due and unpaid and may, but is not obligated under this paragraph to, prosecute such proceeding to judgment or final decree, and may, but is not obligated under this paragraph to, enforce the same against the Company or any other obligor upon the Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities of such series , wherever situated.

         If an Event of Default occurs and is continuing with respect to the Securities of any series, the Trustee may in its discretion, but is not obligated under this paragraph to, (i) proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted herein or (ii) proceed to protect and enforce any other proper remedy. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

         SECTION 5.04. Trustee May File Proofs of Claims. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of any series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian, in any such judicial proceeding, is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee as administrative expenses associated with any such proceeding, and in the event that the Trustee shall consent to the making of such payments directly to Holders, any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof.

         To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture, or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of such series in respect of which such judgment has been recovered.

         SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities of any series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  to the Trustee for amounts due under Section 6.07;

                  Second: to Holders for interest accrued on the Securities of such series, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for interest;

                  Third: to Holders of principal and premium, if any, owing under the Securities of such series, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal; and

                  Fourth:  the balance, if any, to the Company.

         The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 5.06.

         SECTION 5.07. Limitation on Suits. No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

          (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security of such series to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or any Security of such series, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

         SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security of any series shall have the right, which is absolute and unconditional, to receive cash payment of the principal of, premium, if any, and (subject to Section 3.08 hereof) interest on such Security of such series on the respective Stated Maturities expressed in such Security of such series (or, in the case of redemption, on the respective Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security of any series and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 5.10. Rights and Remedies Cumulative. Except as provided in
Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security of any series to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 5 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 5.12. Control by Majority. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, however, that:

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Security of any series or expose the Trustee to personal liability; and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 5.13. Waiver of past Defaults. The Holders of not less than a majority in principal amount (or, if the Securities are Original Issue Discount Securities, such portion of the principal as is then accelerable under Section 5.02) of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Default hereunder and its consequences, except a Default:

          (a) in the payment of the principal of, or interest on any Outstanding Security of such series; or

          (b) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected thereby.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on of such series or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the respective Redemption Dates).

         SECTION 5.15. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities of any series contemplated herein or in the Securities of any series or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.16. Unconditional Right of Holders to Receive Payment. Notwithstanding any other provision in this Indenture and any other provision of any Security of any series , the right of any Holder of any Security of such series to receive payment of the principal of, premium, if any, and interest on such Security on or after the respective Stated Maturities (or the respective Redemption Dates, in the case of redemption) expressed in such Security, or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                                   ARTICLE 6
                                  THE TRUSTEE

         SECTION 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

               (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) During the existence of an Event of Default, the Trustee is required to exercise such rights and powers vested in it under this Indenture use the same degree of care and skill in its exercise thereof as a prudent person would exercise under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

         SECTION 6.02. Notice of Defaults. Within 45 days after the occurrence of any Default with respect to the Securities of any series, the Trustee shall
(i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, or (ii) if any Unregistered Securities of such series are then outstanding, publish at least once in an Authorized Newspaper in the Borough of Manhattan, the City of New York and at least once in an Authorized Newspaper in London and notice of such Default hereunder actually known to a Responsible Officer, the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

         SECTION 6.03. Certain Rights of Trustee. Subject to Section 6.01 hereof and the provisions of Section 315 of the Trust Indenture Act:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board may be sufficiently evidenced by a Board Resolution thereof;

          (c) the Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the

Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of its own negligence;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, Security, coupon, security, other evidence of indebtedness or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of any series then Outstanding; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodian or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

          (h) except with respect to Section 10.01, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article
10. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default with respect to the Securities of any series except (i) any Event of Default occurring pursuant to Sections 5.01(a), 5.01(b) and 10.01 or (ii) any Default or Event of Default of which the Trustee shall have received written notification or a Responsible Officer obtained actual knowledge; and

          (i) if the Trustee is acting in the capacity of Registrar and/or Paying Agent, then the rights afforded to the Trustee under this Section 6.03 shall also be afforded to such Registrar and/or Paying Agent.

         SECTION 6.04. Trustee Not Responsible for Recitals, Dispositions of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities of any series, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities of such series and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1, if any, to be supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities of any series or the proceeds thereof.

         SECTION 6.05. Trustee and Agents May Hold Securities; Collections; Etc. The Trustee, any Paying Agent, Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities of any series, with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent and, subject to Section 6.08 hereof and Sections 310 and 311 of the Trust Indenture Act, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent.

         SECTION 6.06. Money Held in Trust. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. The Trustee shall not be under any liability for interest on any moneys received by it hereunder.

         SECTION 6.07. Compensation and Indemnification of Trustee and Its Prior Claim. The Company covenants and agrees:

          (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) to reimburse the Trustee and each predecessor

Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation, fees, and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith; and (c) to indemnify the Trustee and any of its officers, directors, employees and agents and each predecessor Trustee for, and to hold it harmless against any loss, liability or expense (including attorneys' fees and expenses incurred in defending themselves) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this
Section 6.07.

         To secure the Company's payment obligations in this Section 6.07, the Trustee shall have a Lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of such series. Such Lien shall survive the satisfaction and discharge of this Indenture.

         The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy law. Such additional indebtedness shall be a senior claim to that of the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities of such series of such series, and the Securities of such series are hereby subordinated to such senior claim. If the Trustee renders services and incurs expenses following an Event of Default under Section 5.01(d) or Section 5.01(e) hereof, the parties hereto and the Holders by their acceptance of the Securities of any series hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy law.

         SECTION 6.08. Conflicting Interests. The Trustee shall be subject to and comply with the provisions of Section 310(b) of the Trust Indenture Act.

         SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Sections 310(a)(1) and (2) and which shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.10. Resignation and Removal; Appointment of Successor Trustee. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee, or any trustee or trustees hereinafter appointed, may at any time resign by giving written notice thereof to the Company at least 20 Business Days prior to the date of such proposed resignation. Upon receiving such notice of resignation, the Company shall, after all monies due and owing have been paid to the Trustee, promptly appoint a successor trustee by written instrument executed by authority of the Board, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 20 Business Days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

          (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities of any series, delivered to the Trustee and to the Company.

          (d) If at any time:

               (i) the Trustee shall fail to comply with the provisions of
         Section 310(b) of the Trust Indenture Act in accordance with Section
         6.08 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

              (ii) the Trustee shall cease to be eligible under Section 6.09 hereof and shall fail to resign after written request therefor by the

         Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

             (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose or rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security of such series who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of any series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities of any series and accepted appointment in the manner hereinafter provided, the Holder of any Security of any series who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 6.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor Trustee, upon payment of amounts due to it pursuant to Section 6.07, such retiring Trustee shall duly assign, transfer and deliver to the successor Trustee all moneys and property at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers, duties and obligations of the retiring Trustee. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of
Section 6.07.

         No successor Trustee with respect to the Securities of any series shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under this Article.

         Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the successor shall give notice thereof to the Holders of the Securities of such series, by mailing such notice to such Holders. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

         SECTION 6.12. Merger, Conversion, Amalgamation, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, conversion, amalgamation or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be eligible under this Article 6 to serve as Trustee hereunder.

         In case at the time such successor to the Trustee under this Section
6.12 shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee under this Section 6.12 may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of any series or in this Indenture provided that the certificate of the Trustee shall have been authenticated.

                                   ARTICLE 7
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 7.01. Preservation of Information; Company To Furnish Trustee Names and Addresses of Holders. (a) The Trustee shall preserve the names and addresses of the Securityholders and otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish or cause the Registrar to furnish to the Trustee before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Securityholders. Neither the Company nor the Trustee shall be under any responsibility with regard to the accuracy of such list.

          (b) The Company will furnish or cause to be furnished to the
Trustee:

               (i) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

              (ii) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Registrar, no such list need be furnished pursuant to this Subsection 7.01(b).

         SECTION 7.02. Communications of Holders. Holders may communicate with other Holders with respect to their rights under this Indenture or under the Securities of any series pursuant to Section 312(b) of the Trust Indenture Act. The Company and the Trustee and any and all other persons benefitted by this

Indenture shall have the protection afforded by Section 312(c) of the Trust Indenture Act.

         SECTION 7.03. Reports by Trustee. Within 60 days after May 15 of each year commencing with the first May 15 following the date of this Indenture, the Trustee shall mail to all Holders, as and to the extent provided in
Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15, in accordance with, and to the extent required under Section 313 of the Trust Indenture Act. At the time of its mailing to Holders, a copy of each such report shall be filed by the Trustee with the Company, the SEC and with each stock exchange on which the Securities of any series are listed. The Company shall notify the Trustee when the Securities of any series are listed on any stock exchange.

         SECTION 7.04.  Reports by Company.

         The Company shall:

          (a) file with the SEC the copies of annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) required to be filed with the SEC pursuant to Section 13 or Section 15 of the Exchange Act, whether or not the Company has a class of securities registered under the Exchange Act;

          (b) file with the Trustee within 15 days after it files or would be required to file the information specified in subsection (a) of this Section
7.04 reports and documents with the SEC copies of such information;

          (c) file with the Trustee and the SEC in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (d) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (c) of this Section as may be required by rules and regulations prescribed from time to time by the SEC.

         Notwithstanding anything to the contrary herein, the Trustee shall have no duty to review information provided pursuant to subsection (b) of this Section

7.04 for purposes of determining compliance with any provisions of this Indenture.

                                   ARTICLE 8
                  CONSOLIDATION, MERGER, SALE OF ASSETS, ETC

         SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms.

         The Company will not consolidate or combine with or merge with or into or, directly or indirectly, sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of its properties and assets to any person or persons in a single transaction or through a series of transactions if it would result in the disposition of all or substantially all of the properties or assets of the Company [and its Restricted subsidiaries on a consolidated basis], unless (a) the Company shall be the continuing person or, if the Company is not the continuing person, the resulting, surviving or transferee person (the "surviving entity") shall be a company organized and existing under the laws of the United States or any State or territory thereof; (b) the surviving entity shall expressly assume all of the obligations of the Company under the Securities and this Indenture, and shall, if required by law to effectuate such assumption, execute a supplemental indenture to effect such assumption which supplemental indenture shall be delivered to the Trustee and shall be in form and substance reasonably satisfactory to the Trustee; (c) immediately after giving effect to such transaction or series of transactions on a pro forma basis, no Default shall have occurred and be continuing; and (d) the Company or the surviving entity, as the case may be, shall have delivered to the Trustee an Officers' Certificate and Opinion of Counsel stating that such transaction or series of transactions, and, if a supplemental indenture is required in connection with such transaction or series of transactions to effectuate such assumption, such supplemental indenture, complies with this covenant and that all conditions precedent in this Indenture relating to the transaction or series of transactions have been satisfied.

         SECTION 8.02. Successor Substituted. Upon any consolidation or merger or any sale, assignment, conveyance, lease, transfer or other disposition of all or substantially all of the assets of the Company in accordance with the foregoing in which the Company is not the continuing corporation, the successor corporation formed by such a consolidation or into which the Company is merged or to which such transfer is made will succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and the Securities with the same effect as if such successor corporation had been named as the Company therein; and thereafter, except in the case of (i) any lease or (ii) any sale, assignment, conveyance, transfer, lease or other disposition to a Subsidiary of the

Company, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE 9
                      SUPPLEMENTAL INDENTURES AND WAIVERS

         SECTION 9.01. Supplemental Indentures, Agreements and Waivers Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Board, and the Trustee, at any time and from time to time, may amend, waive, modify or supplement this Indenture or the Securities of any series for any of the following purposes:

          (a) to evidence the succession of another person to the Company, and the assumption by any such successor of the covenants of the Company in the Securities of any or all series;

          (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company, herein, in the Securities;

          (c) to cure any ambiguity, to correct or supplement any provision herein, in the Securities of such series which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture or the Securities of such series; provided, however, that, in each case, such provisions shall not materially adversely affect the legal rights of the Holders;

          (d) to comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.05 hereof or otherwise;

          (e) to mortgage, pledge, hypothecate or grant a security interest in any property or assets in favor of the Trustee for the benefit of the Holders as security for the payment and performance of the Indenture Obligations;

          (f) to make any other change that does not materially adversely affect the legal rights of any Holder;

          (g)   to add Guarantors with respect to the Securities of any series;
or

          (h) to establish the form or forms or terms of Securities of any series or of the coupons appertaining to such Securities as permitted by
Section 3.01;

provided, however, that the Company has delivered to the Trustee an Opinion of Counsel stating that such change, agreement or waiver does not materially adversely affect the legal rights of any Holder.

         SECTION 9.02. Supplemental Indentures, Agreements and Waivers with Consent of Holders. With the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected delivered to the Company and the Trustee, the Company when authorized by a Board Resolution, together with the Trustee, may amend, waive, modify or supplement any other provision of this Indenture or the Securities of any series; provided, however, that no such amendment, waiver, modification or supplement may, without the written consent of the Holder of each Outstanding Security of all series affected thereby:

               (i) reduce the principal amount of, or extend the fixed maturity of, or alter the redemption provisions of, such Holder's Security;

              (ii) change the currency in which such Securities or amounts owing thereon is payable;

             (iii) reduce the percentage of principal amount outstanding of such Securities which must consent to an amendment, supplement or waiver or consent to take any action under this Indenture or such Securities;

              (iv) impair the right to institute suit for the enforcement of any payment on or with respect to such Securities;

               (v) waive a default in payment with respect to such Securities or any Guarantee;

              (vi) reduce the rate or extend the time for payment of interest on such Securities;

             (vii) affect the ranking of such Securities in a manner adverse to the holder of such Securities; or

            (viii) release any Guarantor from any of its obligations under its Guarantee or this Indenture except in compliance with the terms of this Indenture.

         Upon the written request of the Company accompanied by a copy of a Board Resolution of the Board authorizing the execution of any such supplemental indenture or other agreement, instrument or waiver, and an Officers' Certificate and an Opinion of Counsel upon which the Trustee shall be fully protected in relying upon as conclusive evidence that such change, agreement, supplement or waiver is permitted by this Indenture and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture or other agreement, instrument or waiver.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or other agreement, instrument or waiver, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.03. Execution of Supplemental Indentures, Agreements and Waivers. In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this
Article 9 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate from each obligor under the Securities entering into such supplemental indenture, agreement, instrument or waiver, each stating that the execution of such supplemental indenture, agreement, instrument or waiver (a) is authorized or permitted by this Indenture and (b) that all requisite consents have been obtained or that no consents are required. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement, instrument or waiver which affects the Trustee's own rights, duties or immunities under this Indenture, the Securities or otherwise.

         SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 9, this Indenture and/or the Securities, if applicable, shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture and/or the Securities, if applicable, as the case may be, for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article 9 shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee upon a Company Order in exchange for Outstanding Securities.

         SECTION 9.07. Record Date. The Company may, but shall not be obligated to, fix, a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture, agreement or instrument or any waiver, and shall promptly notify the Trustee of any such record date. If a record date is fixed those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such supplemental indenture, agreement or instrument or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         SECTION 9.08. Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if a notation of the consent is not made on any Security. However, any such Holder, or subsequent Holder, may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver shall become effective in accordance with its terms and thereafter bind every Holder.

                                  ARTICLE 10
                                   COVENANTS

         SECTION 10.01. Payment of Principal, Premium and Interest. The Company shall duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         The interest on Securities with coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be paid, as to the installments of interest evidenced by coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Unregistered Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register of the Company.

         SECTION 10.02. Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan in The City of New York, State of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee at its Corporate Trust Office will be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York, State of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, State of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         SECTION 10.03. Money for Security Payments to Be Held. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         If the Company is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on, any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of, premium, if any, or interest on the Securities;

          (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company upon receipt of a Company Request therefor, or (if then held by the Company) will be discharged from such trust; and the Holder of such Security will thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, at the option of the Company in the New York Times or the Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

         SECTION 10.04. Corporate Existence. Subject to Article 8, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory), licenses and franchises of the Company; provided, however, that the Company will not be required to preserve any such right, license or franchise if the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company as a whole and that the loss thereof is not adverse in any material respect to the Holders; provided, further, that the foregoing will not prohibit a sale, transfer or conveyance of a Subsidiary of the Company or any of its assets in compliance with the terms of this Indenture.

         SECTION 10.05. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company will furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents, certificates and/or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture will include:

               (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (ii) brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                                  ARTICLE 11
                          SATISFACTION AND DISCHARGE

         SECTION 11.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to surviving rights or registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on written demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

               (1) either (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
         3.07 hereof and (ii) Securities for whose payment money has theretofore been irrevocably deposited or caused to be deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 10.03) have been delivered to the Trustee for cancellation; or (b) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company has irrevocably deposited or caused to be deposited with the Trustee in trust an amount of money in dollars sufficient to pay and discharge all sums payable hereunder by the Company with respect to such issue of Securities not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and interest to the date of such deposit or maturity date of redemption; and

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; provided, that such Opinion of Counsel may rely, as to matters of fact, upon an Officers' Certificate.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Sections 4.05 and 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (1)(b) of this Section 11.01, the obligations of the Trustee under Section 11.02 and the last paragraph of Section 10.03 shall survive.

         SECTION 11.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal of, premium, if any, and interest on the Securities for whose payment such money has been deposited with the Trustee.

                                  ARTICLE 12
                                  REDEMPTION

         SECTION 12.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by
Section 3.01 for Securities of such series.

         SECTION 12.02. Notices to the Trustee. If the Company elects to redeem Securities of any series, it shall notify the Trustee of the Redemption Date and principal amount such Securities to be redeemed.

         The Company shall notify the Trustee of any redemption at least 45 days before the Redemption Date by an Officers' Certificate, stating that such redemption will comply with the provisions hereof and such Securities.

         SECTION 12.03. Selection of Securities to Be Redeemed. In the event that less than all of the Securities of a series are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with any applicable requirements of the principal national securities exchange, if any, on which the Securities of such series are listed or, if the Securities of such series are not then listed on a national securities exchange (or if the Securities of such series are so listed but the exchange does not impose requirements with respect to the selection of debt securities for redemption), on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate; provided, however, that no Securities of a principal amount at maturity of $1,000 or less shall be redeemed in part.

         The Trustee shall promptly notify the Company and the Registrar in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount at maturity thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 12.04. Notice of Redemption. Notice of redemption to the Holders of Registered Securities of any series shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities of such series to be redeemed, at the address of such Holder appearing in the Security register maintained by the Registrar.

         Notice of redemption to the Holders of Unregistered Securities of any series to be redeemed as a whole or in part who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other Holders of Unregistered Securities of any series to be redeemed as a whole or in part shall be published in an Authorized Newspaper in The City of New York or with respect to any Security the interest on which is based on the offered quotations in the interbank Eurodollar market for dollar deposits in an Authorized Newspaper in London, in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 days nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed or published in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         All notices of redemption shall identify the Securities of such series to be redeemed and shall state:

          (a)   the Redemption Date;

          (b) the Redemption Price and the amount of accrued interest, if any, to be paid;

          (c) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price plus unpaid interest on the Securities through the Redemption Date, upon surrender to the Paying Agent of the Securities redeemed;

          (d) if any Security of such series is to be redeemed in part, the portion of the principal amount at maturity (equal to $1,000 or any integral multiple thereof) of such Security to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Security to the Paying Agent, a new Security or Securities of such series in the aggregate principal amount at maturity equal to the unredeemed portion thereof will be issued without charge to the Securityholder;

          (e) that Securities of such series called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent; and

          (f) the CUSIP or CINS number, if any, relating to such Securities.

         Notice of redemption of Securities of any series to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

         SECTION 12.05. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities of a series called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price plus accrued interest, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates referred to in the Securities of such series.

         SECTION 12.06. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Paying Agent an amount of money in same day funds sufficient to pay the Redemption Price of, and any accrued interest on, all the Securities of a series or portions thereof which are to be redeemed on that date, other than Securities of such series or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

         If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price, interest on the Securities of a series to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment, and the Holders of such Securities shall have no further rights with respect to such Securities except for the right to receive the Redemption Price plus unpaid interest on the Securities of such series through the Redemption Date, upon surrender of such Securities. If any Security of a series called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate provided in the Securities of such series.

         SECTION 12.07. Securities Redeemed or Purchased in Part. Upon surrender to the Paying Agent of a Security of any series which is to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of such series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.

         SECTION 12.08. Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except through a mandatory sinking fund payment) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 3.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional sinking fund payment. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

         On or before the sixtieth day next preceding each sinking fund payment date for any series, or such shorter period as shall be acceptable to the Trustee, the Company will deliver to the Trustee an Officers' Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of specified Securities of such series and the basis for such credit, (b) stating that none of the specified Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to
Section 3.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or delivery of securities therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such sixtieth day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company
(i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request with respect to the Securities of any series), such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price thereof together with accrued interest thereon to the date fixed for redemption. If such amount shall be $50,000 (or such lesser sum) or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 (or such lesser sum) is available. The Trustee shall select, in the manner provided in Section 12.04, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such series (or portion thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. the Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.04 (and with the effect provided in Section 12.05) for the redemption of Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the Principal of, and interest on, the Securities of such series at maturity.

         On or before 10:00 a.m. New York City time on each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

         The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a Default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article 5 and held for the payment of such Securities. In case such Event of Default shall have been waived as provided in Section 5.13 or the Default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first written above.

                                               RCN CORPORATION


                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                               THE CHASE MANHATTAN BANK,
                                               as Trustee


                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                                                      EXHIBIT A


                            FORM OF LEGEND FOR BOOK-ENTRY SECURITIES

         Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THIS INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                      A-1